Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		Attestation
Debtor Bank Account Listing		x
Schedule of Retained Professional Fees Paid	MOR-1b	x
Copies of bank statements			MOR Notes
Cash disbursements journals			MOR Notes
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		Attestation
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4a	x
Listing of Aged Accounts Payable	MOR-4a	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-6	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alan D. Holtz	August 27, 2019
Signature of Authorized Individual*	Date

Alan D. Holtz
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Notes to the Monthly Operating Report

This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the “Debtors”) to provide monthly operating reports during these Chapter 11 Cases.  The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

GENERAL:

General Methodology:  The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Reservation of Rights:  Given the complexity of the Debtors’ businesses, inadvertent errors, omissions or over-inclusions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Reporting Period:  In order to maintain consistency with other external reports, the Debtors have included certain financial information (e.g.., Balance Sheets and Income Statements) in accordance with their normal fiscal calendar.  FTD’s July 2019 accounting period covers the period from July 1 through July 31, 2019.  However, cash receipts and disbursements are reported herein in accordance with the weekly reports required under the “Final Order Pursuant to Sections 105, 361, 362, 363, 364, and 507 of the Bankruptcy Code, Bankruptcy Rule 4001, and Local Rule 4001-2, (I) Authorizing Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Parties, (III) Scheduling Final Hearing, and (IV) Granting Related Relief” [Dkt No. 311]  and correspond to the weekly periods from June 29, 2019 to August 2, 2019 per those reports.

Scope:  This report includes details for the following Debtor entities.

Debtor		Case Number	Debtor		Case Number
(1)	FTD Companies, Inc.	19-11240 (LSS)	(1)	Giftco, LLC	19-11248 (LSS)
(1)	FTD, Inc.	19-11241 (LSS)	(2)	FSC Phoenix LLC	19-11249 (LSS)
(2)	Bloom That, Inc.	19-11242 (LSS)	(2)	Provide Cards, Inc.	19-11250 (LSS)
(1)	FTD.CA, Inc.	19-11243 (LSS)	(1)	FTD Group, Inc.	19-11251 (LSS)
(1)	Florists’ Transworld Delivery, Inc.	19-11244 (LSS)	(1)	Provide Commerce LLC	19-11252 (LSS)
(1)	FTD.COM Inc.	19-11245 (LSS)	(1)	FTD Mobile, Inc.	19-11253 (LSS)
(2)	FlowerFarm, Inc.	19-11246 (LSS)	(1)	Provide Creations, Inc.	19-11254 (LSS)
(2)	FSC Denver LLC	19-11247 (LSS)

(1) Legal entities to be renamed following the closing of the sale of certain of the Debtors’ assets to Gateway Mercury Holdings, LLC.

(2) Legal entities to be dissolved following the closing of the sale of certain of the Debtors’ assets to Gateway Mercury Holdings, LLC.

			MOR-1
In re: FTD Companies, Inc., et al.						Case No. (Jointly Administered)		19-11240 (LSS)
						Reporting Period:		July 1 - 31, 2019

						Federal Tax I.D. #		32-0255852

	Cash Receipts and Disbursements in USD 000’s
TB:		FTD	BLTH
	Financing	Operating	Operating
	FTD Companies, Inc.	FTD, Inc.	Bloom That, Inc.	FTD.CA, Inc.	Florists’ Transworld Delivery, Inc.	FTD.COM Inc.	FlowerFarm, Inc.	FSC Denver LLC
	19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)

Operating Receipts
Product and Service Revenues	$—	$18,085	$—	$—	$—	$—	$—	$—
Member - Credit Card Passthrough	—	36,354	—	—	—	—	—	—
Total Operating Receipts	$—	$54,440	$—	$—	$—	$—	$—	$—

Entity Specific Operating Disbursements
Member Disbursements	$—	$(7,377)	$—	$—	$—	$—	$—	$—
Member - Credit Card Passthrough	—	(36,354)	—	—	—	—	—	—
Payroll/Benefits	—	(5,702)		(25)	—	—	—	—
Freight	—	(1,023)		(11)	—	—	—	—
Professional Services	—	(199)		—	—	—	—	—
Marketing	—	(3,510)		(1)	—	—	—	—
Inventory	—	(1,298)		—	—	—	—	—
Technology	—	(384)		—	—	—	—	—
Taxes	—	(1,311)		(34)	—	—	—	—
Warehousing, Rent, & Utilities	—	(212)		(1)	—	—	—	—
Professional Fees - Recurring	—	(116)		—	—	—	—	—
Other	—	(890)		(197)	—	—	—	—
Total Entity Specific Operating Disbursements	$—	$(58,375)	$—	$(268)	$—	$—	$—	$—

Net Operating Cash Flow	$—	$(3,935)	$—	$(268)	$—	$—	$—	$—

Asset Sales Proceeds	$—	$15,100	$—	$—	$—	$—	$—	$—

Entity Specific Restructuring Disbursements
First Day Motion and Admin Claims	$—	$(705)	$—	$—	$—	$—	$—	$—
Severance / Retention		(136)	—	—	—	—	—	—
Total Entity Specific Restructuring Disbursements	$—	$(840)	$—	$—	$—	$—	$—	$—

Total All Entity Specific Disbursements	$—	$(59,215)	$—	$(268)	$—	$—	$—	$—

Shared Restructuring Disbursements
Professional Fees - Restructuring	$—	$(1,487)	$—	$—	$—	$—	$—	$—
DIP Interest and Fees	(492)	—	—	—	—	—	—	—
Prepetition Debt Repayment	(27,486)	—	—	—	—	—	—	—
DIP Repayments	(11,504)	—	—	—	—	—	—	—
Total Shared Restructuring Disbursements	$(39,482)	$(1,487)	$—	$—	$—	$—	$—	$—
Allocation of FTD Companies, Inc. Shared Items	39,482	(28,965)	—	(131)	—	—	—	—
Allocation of FTD Inc. Shared Items	—	396	—	(5)	—	—	—	—
Allocated Shared Restructuring Disbursements	$—	$(30,056)	$—	$(136)	$—	$—	$—	$—

Total Disbursements	$—	$(89,271)	$—	$(404)	$—	$—	$—	$—

Net Cash Flow	$—	$(19,732)	$—	$(404)	$—	$—	$—	$—

(1) Intercompany transfers between and among Debtors are excluded.

(2) Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity’s specifically identified disbursements, as a percentage of total entity-specific disbursements.

MOR-1
In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Cash Receipts and Disbursements in USD 000’s

	TB:	GIFT		CARDS		COMM	SINC	PCRE
		Operating		Operating		Operating	Operating	Operating
		Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	FTD Group, Inc.	Provide Commerce LLC	FTD Mobile, Inc.	Provide Creations, Inc.	TOTAL
		19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)	July 1 - 31, 2019

Operating Receipts
Product and Service Revenues		$362	$—	$—	$—	$10,177	$—	$2,853	$31,477
Member - Credit Card Passthrough		—	—	—	—	—	—	—	36,354
Total Operating Receipts		$362	$—	$—	$—	$10,177	$—	$2,853	$67,831

Entity Specific Operating Disbursements
Member Disbursements		$—	$—	$—	$—	$—	$—	$—	$(7,377)
Member - Credit Card Passthrough		—	—	—	—	—	—	—	(36,354)
Payroll/Benefits		—	—	—	—	(3,069)	—	(16)	(8,811)
Freight		—	—	—	—	(3,751)	—	(1,026)	(5,810)
Professional Services		(5)	—	—	—	(167)	—	(115)	(485)
Marketing		(23)	—	—	—	(3,170)	—	(704)	(7,408)
Inventory		—	—	—	—	(1,602)	—	(2,039)	(4,939)
Technology		—	—	—	—	(7)	—	—	(391)
Taxes		—	—	—	—	(1,353)	—	(84)	(2,781)
Warehousing, Rent, & Utilities		—	—	—	—	(1,011)	—	(437)	(1,661)
Professional Fees - Recurring		—	—	—	—	(126)	—	(75)	(316)
Other		(0)	—	—	—	(505)	—	(271)	(1,862)
Total Entity Specific Operating Disbursements		$(27)	$—	$—	$—	$(14,760)	$—	$(4,767)	$(78,197)

Net Operating Cash Flow		$335	$—	$—	$—	$(4,583)	$—	$(1,914)	$(10,366)

Asset Sales Proceeds		$—	$—	$—	$—	$—	$—	$—	$15,100

Entity Specific Restructuring Disbursements
First Day Motion and Admin Claims		$—	$—	$—	$—	$(1,672)	$—	$(6)	$(2,383)
Severance / Retention		—	—	—	—	—	—	—	(136)
Total Entity Specific Restructuring Disbursements		$—	$—	$—	$—	$(1,672)	$—	$(6)	$(2,519)

Total All Entity Specific Disbursements		$(27)	$—	$—	$—	$(16,433)	$—	$(4,773)	$(80,716)

Shared Restructuring Disbursements
Professional Fees - Restructuring		$—	$—	$—	$—	$—	$—	$—	$(1,487)
DIP Interest and Fees		—	—	—	—	—	—	—	(492)
Prepetition Debt Repayment		—	—	—	—	—	—	—	(27,486)
DIP Repayments		—	—	—	—	—	—	—	(11,504)
Total Shared Restructuring Disbursements		$—	$—	$—	$—	$—	$—	$—	$(40,969)
Allocation of FTD Companies, Inc. Shared Items		(13)	—	—	—	(8,038)	—	(2,335)	(0)
Allocation of FTD Inc. Shared Items		(1)	—	—	—	(303)	—	(88)	(0)
Allocated Shared Restructuring Disbursements		$(14)	$—	$—	$—	$(8,341)	$—	$(2,423)	$(40,969)

Total Disbursements		$(41)	$—	$—	$—	$(24,773)	$—	$(7,196)	$(121,685)

Net Cash Flow		$321	$—	$—	$—	$(14,597)	$—	$(4,343)	$(38,754)

(1) Intercompany transfers between and among Debtors are excluded.

(2) Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity’s specifically identified disbursements, as a percentage of total entity-specific disbursements.

MOR-1
In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	ReportingPeriod:	July 1 - 31, 2019

	FederalTax I.D. #	32-0255852

Cumulative Cash Disbursements and Trustee Fee Calculation

	TB:		FTD	BLTH
		Financing	Operating	Operating
		FTD Companies, Inc.	FTD, Inc.	Bloom That, Inc.	FTD.CA, Inc.	Florists’ Transworld Delivery, Inc.	FTD.COM Inc.	FlowerFarm, Inc.	FSC Denver LLC
		19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)

Cumulative Cash Disbursements		$—	$89,271,219	$—	$403,931	$—	$—	$—	$—
MOR-002 - July 2019		—	89,271,219	—	403,931	—	—	—	—
MOR-003 - August 2019
MOR-004 - September 2019

PROJECTED 3RD QUARTER CASH DISBURSEMENTS (3)		$—	$267,813,656	$—	$1,211,792	$—	$—	$—	$—

PROJECTED 3RD QUARTER UST FEES		$325	$250,000	$325	$12,118	$325	$325	$325	$325

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$—	$—	$325.00
$0.01	$14,999.99	$325.00
$15,000.00	$74,999.99	$650.00
$75,000.00	$149,999.99	$975.00
$150,000.00	$224,999.99	$1,625.00
$225,000.00	$299,999.99	$1,950.00
$300,000.00	$999,999.99	$4,875.00
$1,000,000.00	$24,999,999.99	1%
$25,000,000.00		$250,000.00

(3) Projected 3rd Quarter Cash Disbursements is based on July disbursements multiplied by three.

MOR-1
In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Cumulative Cash Disbursements and Trustee Fee Calculation

	TB:	GIFT		CARDS		COMM	SINC	PCRE
		Operating		Operating		Operating	Operating	Operating
		Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	FTD Group, Inc.	Provide Commerce LLC	FTD Mobile, Inc.	Provide Creations, Inc.	TOTAL
		19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)	July 1 - 31, 2019

Cumulative Cash Disbursements		$40,920	$—	$—	$—	$24,773,283	$—	$7,195,710	$121,685,062
MOR-002 - July 2019		40,920	—	—	—	24,773,283	—	7,195,710	121,685,062
MOR-003 - August 2019
MOR-004 - September 2019

PROJECTED 3RD QUARTER CASH DISBURSEMENTS (3)		$122,760	$—	$—	$—	$74,319,849	$—	$21,587,130	$365,055,187

PROJECTED 3RD QUARTER UST FEES		$975	$325	$325	$325	$250,000	$325	$215,871	$732,214

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$—	$—	$325.00
$0.01	$14,999.99	$325.00
$15,000.00	$74,999.99	$650.00
$75,000.00	$149,999.99	$975.00
$150,000.00	$224,999.99	$1,625.00
$225,000.00	$299,999.99	$1,950.00
$300,000.00	$999,999.99	$4,875.00
$1,000,000.00	$24,999,999.99	1%
$25,000,000.00		$250,000.00

(3) Projected 3rd Quarter Cash Disbursements is based on July disbursements multiplied by three.

MOR-1a

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Bank Reconciliation (or copies of debtor’s bank reconciliations)

The above-captioned debtors and debtors-in-possession (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to bank statements.  The Debtors’ standard practice is to ensure that each bank account is reconciled to bank statements once per month within 30 days after the month end. Copies of all such documents can be made available upon request of the U.S. Trustee.

A listing of all Debtor bank accounts - including the July 31, 2019 bank balance for each account - follows this attestation.

/s/ Alan D. Holtz	August 27, 2019
Signature of Authorized Individual	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR-1a
In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Debtor Bank Account Listing

Banking Institution	Entity Name	Account Type	Acct # - Redacted	Balance as of 7/31/19

Bank of America	FTD, Inc.	Letter of Credit / Checking	****2799	$1,092.81

Bank of Montreal	FTD, Inc.	Toronto Lockbox	****480C	$—
Bank of Montreal	FTD, Inc.	Operating Account	****8238	$309,511.78

BBVA Bank	FTD, Inc.	CLOSED Money Market Acct	****2356	$—	*

JPMorgan Chase Bank	Personal Creations, Inc.	Accounts Receivable	****5093	$67,748.07
JPMorgan Chase Bank	Personal Creations, Inc.	Operating Account	****5757	$893,383.95

MUFG Union Bank	FTD Mobile, Inc.	Operating Account	****3689	$37,845.15
MUFG Union Bank	FTD Mobile, Inc.	ZBA Payroll Funding	****3697	$—
MUFG Union Bank	Giftco LLC	Accounts Receivable	****2933	$14,980.66
MUFG Union Bank	Giftco LLC	Operating Account	****3549	$151,709.25
MUFG Union Bank	Giftco LLC	ZBA Payroll Funding	****3564	$—
MUFG Union Bank	Personal Creations, Inc.	ZBA Payroll Funding	****7490	$—
MUFG Union Bank	Provide Commerce, LLC	Accounts Receivable	****2925	$393,961.36
MUFG Union Bank	Provide Commerce, LLC	Concentration Account	****7342	$1,550,414.80
MUFG Union Bank	Provide Commerce, LLC	ZBA Payroll Funding	****7377	$—

Silicon Valley Bank	Bloom That, Inc.	Investment Account	****2853	$30,148.51
Silicon Valley Bank	Bloom That, Inc.	ZBA A/R Account	****8565	$—
Silicon Valley Bank	Bloom That, Inc.	Operating Account	****9341	$—

Toronto Dominion Bank	FTD, Inc.	Primary Operating Account	****4801	$1,360,627.97

Wells Fargo Bank	FTD Companies, Inc.	Utility Deposit	****2153	$234,973.00	**
Wells Fargo Bank	FTD, Inc.	ZBA A/R Member Receipts	****2906	$—
Wells Fargo Bank	FTD, Inc.	ZBA Payroll Funding	****2914	$—
Wells Fargo Bank	FTD, Inc.	Primary Concentration Account	****2922	$8,332,911.44
Wells Fargo Bank	FTD, Inc.	Chicago Lockbox	****4440	$—
Wells Fargo Bank	FTD, Inc.	ZBA Member Disbursements	****7357	$—
Wells Fargo Bank	FTD, Inc.	ZBA A/P Disbursements	****7361	$—

* Account closed on 6/14/19 per direction of the U.S. Trustee.

** Utilities deposit account opened on 6/21/19 and funded on 6/24/2019 in accordance with Final Utilities Order.

MOR-1b

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Schedule of Retained Professional Fees Paid

Amounts in (000’s)

Payee	Role of Professional	Cumulative Balance Forward	July 2019	August 2019	September 2019	Cumulative Payments Since Filing
AP Services LLC	CRO Services	$0	$1,375	$0	$0	$1,375
Jones Day	Debtors’ Counsel	$0	$0	$0	$0	$0
Richards, Layton & Finger	Debtors’ Local Counsel	$0	$0	$0	$0	$0
Moelis & Company LLC	Debtors’ Financial Advisor	$0	$0	$0	$0	$0
Piper Jaffray & Co	Debtors’ Financial Advisor	$0	$0	$0	$0	$0
Omni Management Group	Debtors’ Claims Agent	$0	$0	$0	$0	$0
FTI Consulting	Lender Financial Advisor (1)	$0	$112	$0	$0	$112
Moore and Van Allen	Lender Counsel (1)	$226	$0	$0	$0	$226
Buchanan Ingersoll & Rooney	Lender Local Counsel (1)	$0	$0	$0	$0	$0
Province	UCC Financial Advisor	$0	$0	$0	$0	$0
Kelley Drye & Warren	UCC Counsel	$0	$0	$0	$0	$0
Benesch Friedlander Coplan & Aronoff	UCC Local Counsel	$0	$0	$0	$0	$0

		$226	$1,487	$0	$0	$1,713

(1) Lender advisors not retained but authorized for payment pursuant to the “Final Order Pursuant to Sections 105, 361, 362, 363, 364, and 507 of the Bankruptcy Code, Bankruptcy Rule 4001, and Local Rule 4001-2, (I) Authorizing Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Parties, (III) Scheduling Final Hearing, and (IV) Granting Related Relief” [Dkt No. 311].

MOR-2

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

UNAUDITED

Statement of Operations (Income Statement)

Amounts in (000’s)

	FTD Companies, Inc.	FTD, Inc.	Bloom That, Inc.	FTD.CA, Inc.	Florists’ Transworld Delivery, Inc.	FTD.COM Inc.	FlowerFarm, Inc.	FSC Denver LLC	Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	FTD Group, Inc.	Provide Commerce LLC	FTD Mobile, Inc.	Provide Creations, Inc.
	19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)	19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)

Product and Service Revenues	$—	$20,724	$—	$—	$—	$—	$—	$—	$—	$—	$4	$—	$9,350	$—	$2,904

Operating Expenses:
Cost of revenues	$—	$12,197	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,433	$—	$2,324
Sales and marketing	—	5,258	—	—	—	—	—	—	—	—	—	—	2,044	—	1,762

Technology and development	$—	$(86)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$662	$1	$199
General and administrative	—	7,166	(1)	—	—	—	—	—	—	—	—	—	582	—	193
Total General and administrative	$—	$7,080	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,244	$1	$392

Amortization of intangible assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$30	$—	$68
Restructuring and other exit costs	—	(26)	—	—	—	—	—	—	—	—	—	—	1,167	—	1
Impairment loss	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—
Total operating expenses	$—	$24,509	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$11,918	$1	$4,546

Operating income/(loss)	$—	$(3,786)	$1	$—	$—	$—	$—	$—	$—	$—	$4	$—	$(2,568)	$(1)	$(1,642)

Interest income	$—	$31	$0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest expense	—	(829)	—	—	—	—	—	—	—	—	—	—	(0)	—	—
Other income/(expense), net	—	11	—	—	—	—	—	—	—	—	—	—	53	—	—

Income before income taxes	$—	$(4,573)	$1	$—	$—	$—	$—	$—	$—	$—	$4	$—	$(2,515)	$(1)	$(1,642)
Provision for income taxes	—	(16)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net Income/(Loss)	$—	$(4,556)	$1	$—	$—	$—	$—	$—	$—	$—	$4	$—	$(2,515)	$(1)	$(1,642)

	(1) Income Statement reflects unaudited revenue and expenses for the month of July 2019 that directly correspond to the listed debtor legal entity.

MOR-3

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

UNAUDITED

Balance Sheet

Amounts in (000’s)

	FTD Companies, Inc.	FTD, Inc.	Bloom That, Inc.	FTD.CA, Inc.	Florists’ Transworld Delivery, Inc.	FTD.COM Inc.	FlowerFarm, Inc.	FSC Denver LLC	Giftco, LLC	FSC Phoenix LLC	Provide Cards, Inc.	FTD Group, Inc.	Provide Commerce LLC	FTD Mobile, Inc.	Provide Creations, Inc.
	19-11240 (LSS)	19-11241 (LSS)	19-11242 (LSS)	19-11243 (LSS)	19-11244 (LSS)	19-11245 (LSS)	19-11246 (LSS)	19-11247 (LSS)	19-11248 (LSS)	19-11249 (LSS)	19-11250 (LSS)	19-11251 (LSS)	19-11252 (LSS)	19-11253 (LSS)	19-11254 (LSS)

ASSETS
Current Assets:
Cash and cash equivalents	$—	$10,100	$30	$—	$—	$—	$—	$—	$139	$—	$—	$—	$777	$38	$(69)
Accounts receivable, gross	$—	$21,734	$135	$—	$—	$—	$—	$—	$28	$—	$—	$—	$2,042	$9	$528
Allowance for doubtful accounts	—	(7,266)	(8)	—	—	—	—	—	(3)	—	—	—	(75)	—	(7)
Accounts receivable, net	$—	$14,467	$127	$—	$—	$—	$—	$—	$25	$—	$—	$—	$1,967	$9	$520
Inventories	—	3,579	—	—	—	—	—	—	—	—	—	—	7,322	—	9,683
Income tax receivable	—	(432)	—	—	—	—	—	—	—	—	—	—	—	—	—
Deferred tax assets, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	3,369	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other current assets	—	15,561	—	—	—	—	—	—	48	—	638	—	7,426	—	5,280
Total current assets	$—	$46,644	$157	$—	$—	$—	$—	$—	$213	$—	$638	$—	$17,492	$47	$15,414

Property and equipment:
Land and improvements	$—	$1,380	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Building and improvements	—	15,506	—	—	—	—	—	—	—	—	—	—	—	—	—
Leasehold improvements	—	—	—	—	—	—	—	—	—	—	—	—	2,287	—	1,646
Equipment	—	1,233	—	—	—	—	—	—	—	—	—	—	2,244	—	4,547
Computer equipment	—	11,388	—	—	—	—	—	—	—	—	—	—	7,407	—	827
Computer software	—	57,962	—	—	—	—	—	—	—	—	—	—	10,405	—	2,535
Furniture	—	1,705	—	—	—	—	—	—	—	—	—	—	476	—	98
Total	$—	$89,172	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$22,819	$—	$9,653
Less accumulated depreciation	—	(50,055)	—	—	—	—	—	—	—	—	—	—	(22,819)	—	(9,653)
Total property and equipment, net	$—	$39,118	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Leases:
Operating lease right-of-use assets	$—	$114	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,707	$—	$3,855
Less accumulated amortization - leases	—	(60)	—	—	—	—	—	—	—	—	—	—	(15,713)	—	(3,855)
Total leases, net	$—	$54	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(6)	$—	$—

Other assets:
Complete technology	$—	$35,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$17,004	$—	$2,961
Accum amortization- Complete technology	—	(35,000)	—	—	—	—	—	—	—	—	—	—	(17,004)	—	(2,961)
Complete technology, net	$—	$0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$—	$85,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$75,900	$—	$15,200
Accumulated amortization- Customer Relationships	—	(85,500)	—	—	—	—	—	—	—	—	—	—	(75,900)	—	(15,200)
Customer Relationships, net	$—	$(0)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0
Trademarks and trade names	$—	$46,700	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,462	$—	$12,160
Accumulated amortization- Trademarks and trade names	—	—	—	—	—	—	—	—	—	—	—	—	(24,764)	—	(3,749)
Trademarks and trade names, net	$—	$46,700	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,697	$—	$8,412
Patents, domain names and other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulated amortization- Patents, domain names and other	—	(0)	—	—	—	—	—	—	—	—	—	—	—	—	—
Patents, domain names and other, net	$—	$(0)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Goodwill	$—	$86,777	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred financing fees, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Investment in subsidiary	—	506,314	—	—	—	—	—	—	—	—	—	—	73,353	—	—
Other noncurrent assets	—	3,962	—	—	—	—	—	—	—	—	—	—	1,759	—	—
Total other assets	$—	$643,753	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$78,809	$—	$8,412
Total assets	$—	$729,569	$157	$—	$—	$—	$—	$—	$213	$—	$638	$—	$96,296	$47	$23,826

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$—	$19,409	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,365	$—	$1,400
Customer deposits	—	708	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued interest	—	18	—	—	—	—	—	—	—	—	—	—	—	—	—
Other accrued liabilities	—	12,690	9	—	—	—	—	—	78	—	—	—	6,977	(3)	2,958
Accrued compensation	—	6,060	0	—	—	—	—	—	—	—	—	—	1,340	—	749
Deferred revenue	—	2,287	—	—	—	—	—	—	—	—	1,770	—	863	—	128
Income taxes payable	—	(1,565)	—	—	—	—	—	—	(355)	—	—	—	(196)	—	—
Current operating lease liabilities	—	56	—	—	—	—	—	—	—	—	—	—	4,040	—	1,178
Current deferred tax liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current maturities of long-term debt	—	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—
Intercompany	—	82,564	1,727	—	—	—	—	—	(1,640)	—	(1,413)	—	(130,871)	387	50,515
Total current liabilities	$—	$152,226	$1,737	$—	$—	$—	$—	$—	$(1,917)	$—	$357	$—	$(116,482)	$384	$56,928

Deferred tax liabilities, net	$—	$4,990	$(374)	$—	$—	$—	$—	$—	$265	$—	$—	$—	$(2,963)	$(251)	$—
Other liabilities	—	398	—	—	—	—	—	—	—	—	—	—	8,266	1	(104)
Noncurrent tax liabilities	—	497	—	—	—	—	—	—	—	—	—	—	—	—	—
Long term unearned income	—	0	—	—	—	—	—	—	—	—	—	—	—	—	—
Long term operating lease liabilities	—	—	—	—	—	—	—	—	—	—	—	—	12,347	—	2,377
Post-retirement benefits and accrued pension obligations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liabilities subject to compromise	164,941	14,106	0	—	—	—	—	—	51	—	—	—	55,888	1	5,152
Minority interest in subsidiary	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Stockholders’ equity:
Common stock	$—	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0	$—	$—
Additional paid-in capital	—	674,641	3,164	—	—	—	—	—	60	—	—	—	395,319	159	34,838
Retained earnings (accumulated deficit)	(164,941)	(53,536)	(4,369)	—	—	—	—	—	1,754	—	281	—	(256,079)	(248)	(75,365)
Accumulated other comprehensive income (loss)	—	1,464	—	—	—	—	—	—	—	—	—	—	—	—	—
Treasury Stock	—	(65,221)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total stockholders’ equity	$(164,941)	$557,351	$(1,205)	$—	$—	$—	$—	$—	$1,814	$—	$281	$—	$139,240	$(89)	$(40,527)
Total liabilities and stockholders’ equity	$—	$729,569	$157	$—	$—	$—	$—	$—	$213	$—	$638	$—	$96,296	$47	$23,826

The Balance Sheet reflects unaudited assets, liabilities, and stockholders equity as of July 31, 2019 that directly correspond to the listed debtor legal entity.  Liabilities subject to compromise are consistent with amounts presented in the Debtors’ Schedules of Assets and Liabilities filed on July 13, 2019

MOR-4

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Status of Post-petition Taxes

The above-captioned debtors and debtors-in-possession (the “Debtors”) hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period.

I attest that each of the Debtors’ taxing authorities have been paid on time when post-petition amounts become due.  Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines.

/s/ Alan D. Holtz	August 27, 2019
Signature of Authorized Individual	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR-4a

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Summary of Unpaid Post-petition Debts    /     Listing of Aged Accounts Payable

Amounts in (000’s)

Unpaid Post-petition Debts(1)	Current	0-30	31-60	Over 60	Total

Current Liabilities
Accounts payable	$22,173	$0	$0	$0	$22,173
Total Post-petition Debts	$22,173	$0	$0	$0	$22,173

Combined Debtors Summary of Unpaid Post-petition Accounts Payable Aging(2)

	Days Past Due
	Current	1-30	31-60	61-90	>91	Total
Combined	$22,173	$0	$0	$0	$0	$22,173
	100%	0%	0%	0%	0%	100%

Note:

(1) The Debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities which are not included in these amounts.

(2) The post-petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and does not include accrued liabilities or prepetition amounts that the Debtors intend to pay in accordance with various orders of the Bankruptcy Court.

MOR-5

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Accounts Receivable Reconciliation and Aging

Amounts in (000’s)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$17,726
+ Amounts billed during the period	30,866
- Amounts collected during the period	31,477
Total Accounts Receivable at the end of the reporting period	$17,116

Accounts Receivable Aging	Amount
Current	$14,828
0 - 30 days old	237
31 - 60 days old	152
61 - 90 days old	70
91+ days old	1,828
Total Accounts Receivable(1)	$17,116

(1) Aging is adjusted to reclassify financing receivables related to equipment sales to floral network members as current rather than at net principal outstanding as of the date of sale.

MOR-6

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	July 1 - 31, 2019

	Federal Tax I.D. #	32-0255852

Debtor Questionnaire

	Must be completed each month.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X See Note 1 Below
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Note 1:  On August 2, 2019, the Debtors closed the sale of assets of their Personal Creations businesses to PlanetArt, LLC. On August 14, 2019, the Debtors closed the sale of certain assets of their Provide Commerce businesses to SBGF Acquisition, LLC, an affiliate of 1-800 Flowers.Com, Inc.  On August 23, 2019, the Debtors closed the sale of assets of their FTD Legacy and ProFlowers businesses to Gateway Mercury Holdings, LLC.

Throughout the period, the Debtors have engaged with various parties to complete sales of de minimis assets not subject to the transactions noted above.  These sales relate to miscellaneous inventory, equipment, and other assets and all such transactions have complied with the requirements of and authority granted under the Order Establishing Procedures for the Sale, Transfer or Abandonment of Miscellaneous and De Minimis Assets and Granting Certain Related Relief [Docket No. 294].